UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Robert Cuculich

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Nysa Fund

A SERIES OF NYSA SERIES TRUST

(NYSAX)

ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.pinnacle-llc.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This report is provided for the general information of the shareholders of the Nysa Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NYSA FUND

SHAREHOLDER LETTER

MARCH 31, 2019 (UNAUDITED)

Dear Shareholder,

During the reporting period, the Nysa Fund produced a negative total return of 7.68% (without sales charge), underperforming the S&P 500® Index which returned a positive 9.50% during the same period. We attribute the negative performance of the Fund primarily to the depreciation of the Fund’s largest position, Ligand Pharmaceuticals. At the same time, we acknowledge that the substantial portion of the portfolio invested in two illiquid securities during the reporting period limited the flexibility of the portfolio manager.

The Fund’s performance is compared to that of the S&P 500® Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Nysa Fund is an actively managed fund that does not seek to replicate the holdings or performance of a specific index, including its benchmark index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities that comprise the S&P 500® Index, and that the Fund may invest in equities, or fixed income, regardless of the market capitalization of a particular issuer. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance, and does not depict or predict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses. The investment focus during the most recent reporting period was not limited by considerations of market capitalization, and the portfolio included companies in the small-, mid-, and large-cap categories.

Market Overview

During the final calendar quarter of 2018, the domestic equity markets experienced a sharp sell-off after reaching all-time highs in October.  Many factors contributed to this sell-off including concerns that corporate profits may have peaked, concerns over global trade and the prospect that the Federal Reserve might continue to raise interest rates well into 2019.

Although the S&P 500® Index finished the 2018 calendar year in negative territory, the U.S. economy seemed to remain strong, fueled by a low unemployment rate (3.7%) and  strong consumer and government spending against a backdrop of low inflation. In a turn of events from the prior October meeting, in December 2018, the Federal Reserve began to retract its prior restrictive stance by signaling it would use global growth concerns as an indicator to limit any short-term rate hikes if needed. Subsequently, in the first calendar quarter of 2019 stocks began to regain much of their lost ground with many growth-oriented stocks leading the way. Throughout the turbulent reporting period, we continued to identify issuers in various sectors that appeared to have significant long-term growth potential.

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Fund Performance

Despite the market volatility that characterized the final calendar quarter of 2018, the domestic economic indicators during that period signaled the possibility for continued growth in our domestic markets. In the first calendar quarter of 2019, the S&P 500 Index® rapidly appreciated 13.65%, with many of the cyclical, growth-oriented companies leading the way. The Fund’s performance, -4.29%, lagged that of the S&P 500® Index during this period.  We attribute the Fund’s underperformance during the first calendar quarter of 2019 primarily to the Fund’s substantial position in Ligand Pharmaceuticals, the single largest holding in the Fund, and Transluminal Technologies, the second largest holding in the Fund.

The Fund’s largest holding, Ligand Pharmaceuticals, appreciated from $138.63 per share, roughly 98%, from the beginning of calendar year 2018 through its peak of $274.00 per share on October 1, 2018. Subsequently, after this peak, Ligand began to accumulate a great deal of negative investor sentiment substantially driving down the price of the stock. We learned on January 16, 2019, that this may have been attributed to a Citron Research Report, which is an investment research firm led by Andrew Left, where he attempted to discredit Ligand’s business model and set a price target on Ligand stock at $35.  At the close of the Fund’s fiscal year, Ligand stock closed at $125.71 per share.  Even with this negative report about Ligand Fund management continues to believe in the long-term value of the company.

A few of the better performing investments in the Fund, was CACI International, Inc., a company that provides innovative business system solutions in the areas of financial, human capital, assets and materials, and administrative management, was up 24% from its original purchase price in the reporting period.  Another position that performed well was Splunk Inc., a company that engages in the development and provision of software solutions, which was up 121% from its purchase price during the reporting period. The purchase and subsequent sale of World Wrestling Entertainment, a media and entertainment company, during the reporting period produced a short-term gain of 19%.

During the reporting period, the Fund continued to hold two portfolio securities that had been previously acquired in private placements: Transluminal Technologies and the CNY Raceway Park. These positions, which represented approximately 22.56% of the portfolio during the reporting period, are valued in accordance with procedures established by the Board of Trustees. Although the price of Transluminal Technologies remained unchanged throughout the fiscal year ending March 31, 2019, the price of the CNY Raceway Park was adjusted downward 50%, as a result of significant changes in the pace of development of the project. Because the position in CNY Raceway Park represented a small portion of the portfolio during the reporting period, we do not believe that the price adjustment for this position had a material impact on the negative performance of the Fund. However, these positions of the Fund’s portfolio assets continue to limit the ability of the portfolio manager to actively manage the Fund’s portfolio.

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

The Fund’s position in Constellation Brands, Inc., a Fortune 500 company, had a negative impact on the performance of the Fund during the reporting period. Constellation Brands, an international producer and marketer of beer, wine and spirits, invested $4 billion dollars in the medical marijuana company Canopy Growth Corporation. Although this significant investment created a negative short-term hit to the share price, however, we remain optimistic about the company’s prospects for growth.

During the reporting period, the Fund continued to hold three positions in the obligations of the Commonwealth of Puerto Rico and its agencies These positions include a Puerto Rico General Obligation Bond, a Puerto Rico Infrastructure (Rum Tax) Authority and the Sales and Use Tax bonds (acronym COFINA bond). These positions, which represented roughly 8.59% of Fund holdings, did not negatively impact the Fund’s performance during the reporting period.

The Commonwealth and its federal oversight board continued their work under PROMESA (the Puerto Rico Oversight Management and Economic Stability Act), which was intended to establish a federally-appointed financial control board in charge of developing economic plans for the island and assisting with a municipal bond debt restructuring. . This affected two of the Puerto Rico bond issues mentioned, which are the General Obligation and the Infrastructure Authority bonds. These bonds remained in Title III Court under PROMESA, similar to a Chapter 9 bankruptcy, which enabled the government of Puerto Rico and its authorities to freeze numerous lawsuits, maintain essential services to their residents, and assign a judge to sort through creditor rights under law. Under Title III, the General Obligation bonds, which are backed by the full-faith and taxing power of the Commonwealth, and the Infrastructure Authority bonds, which are backed by a tax on Rum, do not have to honor their debt service obligations. Although these bonds are not currently paying interest we remain positive in their potential over the next few years to be worth substantially more than where they are currently trading.

A positive result coming out of PROMESA was the successful restructuring, under Title III, of the Puerto Rico Sales and Use Tax bond (COFINA) in federal court in February 2019. In this restructuring Puerto Rico reduced their total outstanding debt load from $17 billion in face value to $12 billion in face value.  This restructure resulted in Fund shareholders receiving various new CONFINA bonds and cash worth approximately 56 percent of the face value of the bonds owned. It resulted in a positive recovery of over 14% on what the Fund originally invested in the security.  The newly issued COFINA bonds in the Fund have begun accruing interest and we anticipate that they will make semi-annual interest payments going forward until maturity. Many of these bond prices have appreciated as the recovery effort, following the devastation caused by Hurricane Maria in 2017, has been underway. Although the Federal government has provided billions of dollars in disaster relief and humanitarian assistance to the people of Puerto Rico, there is still much to be done. There continues to be a great deal of uncertainty in the future prices of these fixed income securities. However, PROMESA requires the government of Puerto Rico to develop a fiscal plan that includes methods to access capital markets, develop balanced budgets, and deliver audited financial results.

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Management of the Fund believes that, the remaining bond positions in the Fund may offer the potential for upside price appreciation if the government of Puerto Rico actually develops and implements a fiscal plan that addresses the requirements established by PROMESA. Shareholders should note that the remaining Puerto Rico municipal bonds could still be adversely affected either positively, or negatively, based on various economic, political, and fiscal conditions that occur in the territory.

The S&P 500® Index has served as the benchmark for the Fund since the inception of the Fund, and we will continue to use it as a measure of Fund performance. However, the Fund’s underlying investments will differ substantially from time-to-time from the holdings of the S&P 500® Index. The Fund’s investment objective is to provide long-term capital growth, but its investment strategies may change over time. The Fund will primarily invests in common stock of publicly-traded companies that project above average earnings and revenue growth that may be undervalued by the current market (as represented by the S&P 500 Index®).  The mention of specific fund portfolio holdings does not constitute a recommendation by Pinnacle Advisors LLC.

Outlook

We anticipate that, going forward, market volatility will continue as investors continue to be nervous about what the coming year will bring. Despite these concerns, we believe that the US economy remains in a balanced state, and pending any real significant economic headwinds, we should continue to see growth at a slower pace. The Federal Reserve had a policy misstep last year, but regained investor confidence when it reiterated its willingness to be flexible when it comes to raising interest rates. We do not see any near-term negative factors that could exert excessive downward pressure on the prices of the Fund’s current portfolio holdings. Our objective is to continue to invest for long-term economic growth, and we will continually search in many different investment areas to achieve this goal.  Performance data quoted does not guarantee future investment results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Sincerely,

Robert Cuculich, Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 Average Annual Total Returns

(For the Period ending March 31, 2019)

Nysa Fund

Comparison of the Change in Value of a $10,000 Investment in the Nysa Fund
and the Standard & Poor's 500 Index
Nysa Fund (with load) ($7,764)
S&P 500 ® Index ($43,795)
$50,000
$48,000
$46,000
$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (with load) (1)	-9.99%	-9.99%	-2.50%
S&P 500 ® Index (2)	9.50%	10.91%	15.92%

This chart assumes an initial investment of $10,000 in shares of the NYSA Fund made on March 31, 2009, after deducting the maximum sales charge of 2.50% currently in effect ($10,000 investment minus $250 sales charge = $9,750).  Please refer to the prospectus dated July 27, 2018 for more detail on the Fund’s sales charge.  Initial public offering of shares was May 12, 1997.  The chart shows how the value of an investment in Nysa Fund would have changed, and also shows how the S&P 500® Index performed over the same periods.

(1)  The hypothetical investment and the average annual total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  All returns reflect reinvested dividends.  During periods in which the Fund’s investment adviser waived advisory fees, the Fund’s returns will be greater than the returns would have been had the waiver not occurred.

(2) The Standard & Poor's 500® Index ("S&P 500® Index ") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500® Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Performance data quoted represents past performance is not predictive of future performance and does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to those included in the S&P 500® Index and that the Fund’s investments may vary significantly to those included in the S&P 500® Index.

NYSA FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart illustrates the allocation of the Fund’s portfolio among various industry sectors as of March 31, 2019.  The allocations are based on the total market value of the Fund’s portfolio investments, and are calculated as a percentage of total investments.

Money Market Fund 0.28%
Aircraft 4.00%
Beverages 8.27%
Computer Peripheral Equipment, Nec 0.19%
Electric Services 4.37%
Pharmaceutical Preparations 46.13%
Raceway Operations 1.31%
Radio & TV Broadcasting & Communications Equipment 1.49%
Retail - Variety Stores 1.27%
Services - Prepackaged Software 0.65%
Services - Information Technology 1.91%
Surgical & Medical Instruments 21.00%
Title Insurance 0.81%
Municipal Bonds 8.32%

Excludes written options.

NYSA FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares		Value

COMMON STOCKS - 92.41%

Aircraft - 4.04%
200	The Boeing Co.	$ 76,284

Beverages - 8.36%
900	Constellation Brands, Inc.	157,797

Computer Peripheral Equipment, Nec - 0.18%
200	FireEye, Inc. *	3,358

Electric Services - 4.42%
138,976	CGE Energy, Inc. *	83,386

Pharmaceutical Preparations - 46.65%
7,000	Ligand Pharmaceuticals, Inc. Class B *	879,970

Raceway Operations - 1.33%
25,000	Central New York Raceway Park, Inc. (a) (b) *	25,000

Radio & TV Broadcasting & Communications Equipment - 1.51%
500	Qualcomm, Inc.	28,515

Retail - Variety Stores - 1.28%
100	Costco Wholesale Corp.	24,214

Services - Prepackaged Software - 0.66%
100	Splunk, Inc. *	12,460

Services - Information Technology - 1.93%
200	CACI International, Inc. Class A *	36,404

Surgical & Medical Instruments - 21.23%
84,332	Transluminal Technologies LLC (a) (b) *	400,577

Title Insurance - 0.82%
300	First American Financial Corp.	15,450

TOTAL FOR COMMON STOCKS (Cost $969,702) - 92.41%		1,743,415

MUNICIPAL BONDS - 8.42%
145,000	Puerto Rico Commonwealth Ref-Public Impt Series A, 4.75%, 07/01/2031 (c) + *	75,762
195,000	Puerto Rico Infrastructure Fing Auth Spl Tax Revenue Series B, 5.00%, 07/01/2041 (c) + *	36,044
1,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2024	840
1,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2027	746

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

MUNICIPAL BONDS (Continued)
1,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2029	$ 663
2,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2031	1,183
2,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2033	1,061
24,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2046	5,162
19,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 0.00%, 07/01/2051	3,006
1,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 4.50%, 07/01/2034	1,011
6,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 4.55%, 07/01/2040	5,904
17,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-1, 5.00%, 07/01/2058	16,797
9,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-2, 4.55%, 07/01/2040	7,943
3,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A-2, 5.00%, 07/01/2058	2,625
TOTAL FOR MUNICIPAL BONDS - (Cost $170,889) - 8.42%		158,747

MONEY MARKET FUND - 0.28%
5,301	Federated Treasury Obligations Fund - Institutional Shares 2.33% **	5,301
TOTAL FOR MONEY MARKET FUND - (Cost $5,301) - 0.28%		5,301

TOTAL INVESTMENTS (Cost $1,145,892) - 101.11%		1,907,463

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $2,414) - (0.14)%		(2,636)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.97)%		(18,380)

NET ASSETS - 100.00%		$1,886,447

Above percentages are calculated as a percentage of net assets.

(a) Restricted Security - See Note 7.  As of March 31, 2019, the percentage of the Fund’s total net assets represented by illiquid securities was 22.56%. The Fund may not invest more than 15% of its net assets in illiquid securities. During the fiscal year ending March 31, 2019, the 15% limitation was not violated because the excess did not result from the purchase of any security. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2019: (i) did not result from the acquisition of any security; and (ii) was the result of previous years' changes in the fair value of securities held by the Fund.

(b) Level 3 Security.  See Note 2.

(c) This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

* Non-income producing during the period.

** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2019.

+ Default Bonds

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF WRITTEN OPTIONS

MARCH 31, 2019

CALL OPTIONS - 0.14% *

Underlying Security	Counterparty	Contracts **	Notional Amount	Exercise Price	Expiration	Fair Value

The Boeing Co.	First Clearing, LLC.	2	$76,284	$375.00	4/18/2019	$ 2,636

Total Call Options (Premiums Received $2,414) - 0.14%						$ 2,636

TOTAL WRITTEN OPTIONS (Premiums Received $2,414) - 0.14%						$ 2,636

* Non-income producing securities during the period.

** Each option contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $1,145,892)	$ 1,907,463
Cash	500
Receivables:
Interest and Dividends	28
Prepaid Expenses	3,383
Total Assets	1,911,374
Liabilities:
Options Written, at Value (Premiums Received $2,414)	2,636
Payables:
Due to Adviser	4,276
Trustee Fees	263
Service Fees	705
Other Accrued Expenses	17,047
Total Liabilities	24,927
Net Assets	$ 1,886,447

Net Assets Consist of:
Paid In Capital	$ 3,084,109
Distributable Earnings	(1,197,662)
Net Assets, for 401,895 Shares Outstanding	$ 1,886,447

Net Asset Value and Redemption Price Per Share	$ 4.69

Maximum Offering Price Per Share ($4.69/97.5%)	$ 4.81

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2019

Investment Income:
Dividends	$ 4,150
Interest	15,454
Total Investment Income	19,604

Expenses:
Advisory Fees	23,116
Transfer Agent Fees	17,185
Audit Fees	15,081
Legal Fees	26,458
Service Fees	8,277
Custodial Fees	3,848
Compliance Fees	5,992
Trustee Fees	4,500
Registration Fees	5,332
NSCC Fees	3,015
Miscellaneous Fees	1,744
Printing and Mailing	1,335
Total Expenses	115,883
Advisory Fees Waived	(23,116)
Net Expenses	92,767

Net Investment Loss	(73,163)

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain on Investments	28,254
Realized Loss on Options Written	(2,717)
Net Change in Unrealized Depreciation on Investments and Options	(205,935)
Realized and Unrealized Loss on Investments and Options	(180,398)

Net Decrease in Net Assets Resulting from Operations	$ (253,561)

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2019	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (73,163)	$ (88,003)
Net Realized Gain on Securities and Options Written	25,537	52,233
Unrealized Appreciation (Depreciation) on Securities and Options Written	(205,935)	407,704
Net Increase (Decrease) in Net Assets Resulting from Operations	(253,561)	371,934

Capital Share Transactions	140,051	(133,103)

Total Increase (Decrease) in Net Assets	(113,510)	238,831

Net Assets:
Beginning of Year	1,999,957	1,761,126

End of Year
	$ 1,886,447	$ 1,999,957	*

* As of March 31, 2018, Undistributed Net Investment Loss was $26,350.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 5.08	$ 4.18	$ 4.28	$ 4.92	$ 7.74

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.18)	(0.21)	(0.19)	(0.20)	(0.23)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.21)	1.11	0.09	(0.44)	(2.59)
Total Income (Loss) from Investment Operations	(0.39)	0.90	(0.10)	(0.64)	(2.82)

Net Asset Value, at End of Year	$ 4.69	$ 5.08	$ 4.18	$ 4.28	$ 4.92

Total Return (**) (***)	(7.68)%	21.53%	(2.34)%	(13.01)%	(36.43)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,886	$ 2,000	$ 1,761	$ 1,845	$ 2,037
Before Waiver
Ratio of Expenses to Average Net Assets	5.01%	6.27%	6.38%	6.09%	5.32%
After Waiver
Ratio of Expenses to Average Net Assets	4.01%	5.27%	5.38%	5.09%	4.57%
Ratio of Net Investment Loss to Average Net Assets	(3.17)%	(4.72)%	(4.40)%	(4.48)%	(3.83)%
Portfolio Turnover	46%	44%	42%	28%	46%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

*** Total return is calculated assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges.  A maximum sales charge of up to 2.50% is applicable to purchases of Fund shares, unless waived or reduced in accordance with the Fund's prospectus.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2019

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Nysa Fund (“Fund”) is a non-diversified series of Nysa Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (“Adviser”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.  The investment objective of the Fund is to provide long-term capital growth.

The Fund follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 5 for additional disclosure on the Fund's option transactions during the Fund’s year ended March 31, 2019.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Dividends to shareholders from net investment income or capital gains, if any, are paid annually as required to comply with federal excise tax requirements.  Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Subsequent Events – Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements except as noted in footnote 12, no other subsequent events were noted requiring disclosure.

Federal Income Taxes - The Fund has qualified, except as described below, and intends to qualify as a regulated investment company (“RIC”) and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income or excise tax provisions is required. During the fiscal year ended March 31, 2019, the Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain asset diversification requirements. Accordingly, the Fund will file as a “C” corporation for the fiscal year ended March 31, 2019. As a “C” corporation, the Fund is subject to federal income taxes on any taxable income for that period.

However, the Fund had a net loss for that period and consequently did not incur any tax liability. The Code contains procedures to allow a Fund that does not meet the requirements to be taxed as a RIC to re-establish its status as a RIC if it meets certain criteria.  As of June 30, 2019, the Fund was in compliance with the asset diversification requirements of the Code.

2.   SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted policies and procedures for valuing securities, including the valuation of portfolio securities for which market quotations are not readily available, and has delegated the responsibility for determining fair value prices to the Valuation Committee, subject to review and oversight by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security, and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated (1) at the last quoted sales price (with securities traded on the NASDAQ NMS and Small Cap Markets valued at the NASDAQ Official Closing Price) or, in the absence of a sale, (2) at the last bid. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities (municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short Term Investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative Instruments (equity options) – Listed derivatives that are actively traded, and valuations adjustments are not applied, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Restricted Securities – Restricted securities are generally acquired directly or indirectly from an issuer in a nonpublic offering. Because restricted securities are generally subject to restrictions on transfer, market quotations for such securities are generally not readily available, and they are considered to be illiquid securities.  The Board of Trustees (“Board”) has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board of Trustees (“Board”).  Under circumstances where the Adviser determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as determined in good faith by the Valuation Committee, subject to review and oversight by Board of Trustees.  Restricted securities are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2019:

	Financial Instruments—Assets
Investments in Securities	Level 1	Level 2	Level 3	Fair Value
(Assets)
Common Stocks	$1,317,838	$ -	$ 425,577	$1,743,415
Municipal Bonds	-	158,747	-	158,747
Money Market Fund	5,301	-	-	5,301
	$1,323,139	$ 158,747	$ 425,577	$1,907,463

	Financial Instruments—Liability
Investments in Securities	Level 1	Level 2	Level 3	Fair Value
(Liability)
Call Option Written	$2,636	$ -	$ -	$2,636
	$2,636	$ -	$ -	$2,636

* Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended March 31, 2019:

Common Stocks
Balance Beginning at April 1, 2018	$ 450,577
Net Realized Gain/(Loss) on Sale of Investments	-
Net Unrealized Depreciation on Investments	(25,000)
Net Purchases and Sales	-
Balance End at March 31, 2019	$ 425,577

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

The following information about significant unobservable inputs (Level 3) for the Fund as of March 31, 2019:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Common Stock	$425,577	Vendor Pricing	Broker Quotes	85%

The total change in unrealized depreciation included in the statement of operations attributable to level 3 investments still held at March 31, 2019 was $25,000.

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, or Level 3 at the end of the reporting period.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $1,077,259 and $1,058,534, respectively, for the year ended March 31, 2019.

4.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement - Under the terms of the Investment Advisory Agreement between the Fund and the Adviser (“Agreement”), the Fund has agreed to pay the Adviser a fee, which is computed and accrued daily and payable monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Adviser has contractually agreed to waive its advisory fee pursuant to a contractual fee waiver arrangement will remain in effect until at least July 31, 2019.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, LLC, an affiliate of the Adviser, amounted to $2,072, during the year ended March 31, 2019.  The Fund has adopted policies and procedures which, subject to its duty of best execution and compliance with Rule 17e-1 under the Investment Company Act of 1940, permits the Adviser to execute portfolio transactions on behalf of the Fund through Pinnacle Investments, LLC.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund is permitted to incur expenses of up to 0.25% per year of the Fund’s average daily net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts, and Pinnacle Investments, LLC is authorized to pay certain "recipients" as defined therein, for rendering services and for the maintenance of accounts.  For the year ended March 31, 2019, $8.277 was earned by the

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Underwriter for reimbursement of expenses in connection with shareholder accounts.  At March 31, 2019, $705 in Service Fees was due to underwriter.

5.  DERIVATIVE TRANSACTIONS

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2019, by the Fund, are recorded in the following locations in the statement of operations:

For the year ended March 31, 2019, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Call Options Written	$ (222)	$ (222)
	$ (222)	$ (222)

Net realized loss on:	Equity Contracts	Total
Call Options Written	$ 2,717	$ 2,717
	$ 2,717	$ 2,717

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate, with the custodian, high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of March 31, 2019, as disclosed in the Schedule of Written Options and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

6.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2019, First Clearing LLC, for the benefit of others, in aggregate owned approximately 66.18% shares of the Fund.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

7.   RESTRICTED SECURITIES AND CREDIT RISK

Restricted Securities – On four different occasions (September 14, 2007 34,000 shares, April 8, 2008 17,000 shares, July 24, 2008 16,666 shares, and June 8, 2009 16,666 shares), the Fund purchased 84,332 shares of Transluminal Technologies, LLC in offerings that were exempt from registration under the Securities Act of 1933, as amended.  As such, these shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2019, the Board valued the shares of Transluminal Technologies, LLC at $4.75 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Transluminal Technologies, LLC.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

On April 22, 2014, the Fund also purchased a security from Central New York Raceway Park, Inc. in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, originally in the amount of $50,000.  As such, the shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2019, the Board valued the shares of Central New York Raceway Park, Inc. at $1.00 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Central New York Raceway Park, Inc.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

As of March 31, 2019, the percentage of the Fund’s total net assets represented by illiquid securities was 22.56%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of July 27, 2018, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2019: (i) did not result from the acquisition of any security; and (ii) was the result of changes in the fair value of securities held by the Fund.

Credit Risk - The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions.

As of May 25, 2017, the following Puerto Rico municipal bonds were in the Fund’s Portfolio; Puerto Rico Infrastructure Financing Authority (IFA) and Puerto Rico Public Improvement Refunding Bond (General Obligation), all of which will be protected under Title Ill of PROMESA. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost

                $170,889

Market Value

                $158,747

Market Value as % of Net Assets

     8.42%

8.   INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2019 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Post December net investment loss

       $       (18,314)

Post October loss

(26,097)

Net Unrealized Appreciation

                761,349

Capital loss carryforwards: (+)

Indefinite short-term

               (259,758)

Indefinite long-term

            (1,654,842)

Total Distributable Earnings            $ (1,197,662)

The undistributed ordinary income (loss) and capital gains (losses) shown may differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) reported on the statement of assets and liabilities.  The accumulated net realized losses reported on the statement of assets and liabilities differ from the above due to the deferral of late year losses.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post October losses and post December losses are determined only at the end of each fiscal year.  As of March 31, 2019 the Fund elected to defer post December net investment loss and post October realized loss in the amount of $(18,314) and $(26,097), respectively. The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years. The Fund will not make distributions from capital gains while capital loss carry forwards remain.

As of March 31, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

            $     955,020

Gross unrealized depreciation on investment securities

                (193,671)

Net unrealized appreciation on investment securities

                                $ 761,349

Tax cost of investment securities, including short-term

investments and written options

                            $  1,143,478

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

9.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,084,109, as of March 31, 2019.  Transactions in capital for the year ended March 31, 2019 and the year ended March 31, 2018 were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	115,940	$739,929	1,846	$ 8,700
Shares redeemed	(107,440)	(599,878)	(30,098)	(141,803)
Net increase (decrease)	8,500	$ 140,051	(28,252)	$ (133,103)

10.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

11.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

12.  SUBSEQUENT EVENT

In June 2019, Fund management (Management) obtained additional information relevant to the valuation of the Fund’s Central New York Raceway Park (CNYRP) investment.  Management was advised on outstanding, overdue obligations and unsatisfied creditor liens/claims on the property on which CNYRP intends to develop. Management also became privy that a significant New York State grant funding the project is likely no longer available. Management was made aware that the project has stalled with no agreement on moving forward and no construction activity at the project site.

As a result, on June 14, 2019, Management recommended to the Fund’s Board of Trustees that the Fund’s investment in CNYRP be written down to zero. The recommendation was adopted by the Fund’s Board of Trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the Nysa Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Nysa Fund (a series of Nysa Series Trust) (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles.generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements, financial highlights and schedule of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

July 25, 2019

NYSA FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Nysa Fund (“Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments: and (2) ongoing costs which typically consist of management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 to March 31, 2019

Actual	$1,000.00	$657.78	$15.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,006.73	$18.26

* Expenses are equal to the Fund's annualized expense ratio of 3.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES & OFFICERS

MARCH 31, 2019 (UNAUDITED)

 The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson 507 Plum St. Syracuse, NY 13204 Age: 62	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 507 Plum St. Syracuse, NY 13204 Age: 67	Trustee	Since February 1997	2	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present. Trustee for 1789 Fund since inception 1/21/2011 - Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Robert Cuculich 507 Plum St. Syracuse, NY 13204 Age: 62	President	Since June 2013	1	President of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2008.
Benjamin Quilty 507 Plum St. Syracuse, NY 13204 Age: 37	Vice President &Treasurer CCO	Since June 2013 Since December 2014	1	CCO of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2010.
Cortland Schroder 100 Limestone Plaza, Fayetteville, NY 13066 Age: 54	Secretary	Since September 2014	1	Chief Marketing Officer of Pinnacle Holdings Co. since March 2014; Self-employed as a Career Counselor since 2013; Associate Director of Employer Relations at Colgate University

Joseph Masella 100 Limestone Plaza, Fayetteville, NY 13066 Age: 69	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

Trustees serve for indefinite terms.  The Nysa Series Trust Agreement and Declaration of Trust, dated November 20, 1996, states: “Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires, or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.” Additionally, per this Declaration of Trust, the Trustees have the authority to “elect and remove officers”.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund historically voted proxies for portfolio securities can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal - Nysa Series Trust (Trust) has entered into an Investment Advisory Agreement (Agreement) with Pinnacle Advisors LLC (Adviser), pursuant to which the Adviser provides investment advisory services to Nysa Fund (Fund). Each year, the Board of Trustees (Board), including a majority of the Independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board considered the renewal of the Agreement at a meeting held in person for that purpose on March 8, 2019, prior to the end of the reporting period. All members of the Board, including the Independent Trustees, were present. Following its review of the information provided by the Adviser, the Board, including a majority of the Independent Trustees, discussed a variety of factors relevant for the purpose, and determined that it was in the best interest of the Fund and its shareholders to renew the Agreement.  The Adviser provided information to the Board relating to the following factors: (i) the nature, quality and extent of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the fees and expenses of the Fund, including comparative fee and expense information; (iv) whether economies of scale could be realized as the Fund grows; and (v) other benefits to the Adviser and its affiliates from their relationship with the Fund. The Board did not discuss profits to be realized by the Adviser because the contractual relationship between the Trust and the Adviser is not currently profitable to the Adviser. The Board was aware that there may be alternatives to retaining the Adviser. A summary of the information considered by the Board and a summary of the Board’s conclusions are set forth below.

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Nature, Quality and Extent of the Services. The Board considered information about the nature, quality and extent of the services provided to the Fund. The Adviser’s duties include providing the Fund with the services of the portfolio manager and providing certain administrative services to the Fund. The Fund’s principal underwriter (Distributor), an affiliate of the Adviser, provides the Fund with office space, investment research and access to trading platforms. The Board concluded that it would be reasonable to expect that services to be provided by the Adviser will be comparable to the services that the Adviser has provided in the past.

Investment Performance of the Fund. Because the Board considered the renewal of the Investment Advisory Agreement prior to the conclusion of the reporting period, the Board considered information about the performance of the Fund during the calendar year ended December 31, 2018. It was noted that the Fund’s returns were positive during that period, that the Fund’s performance (4.15%),  taking into account the maximum sales charge of 2.5%, was above that of the Standard & Poor’s 500 Index (-4.75%), and that the Fund’s performance would have been even higher (7.93%) had the maximum sales charge of 2.5% not been taken into account. The Board also considered the comparative performance information for other mutual funds in the small-cap blend category provided by the Adviser. It was noted that the advisory fees to which the Adviser is entitled are among the lowest in the peer group, and that the Adviser had waived those fees during the 2018 calendar year. Two of the four funds included in the peer group also had negative performance during the 2018 calendar year.

Fees and Expenses of the Fund; Economies of Scale. The Board considered information about the fees and expenses of the Fund during the most recent 12 month period. It was noted that expenses as a percentage of assets remain high compared to most other mutual funds in its peer group. The Board acknowledged that the Fund does not incur any fees under Agreement because the Adviser has contractually agreed to waive the advisory fee to which it would otherwise be entitled. The Board also acknowledged that a substantial portion of the Fund’s expenses were attributable to legal and compliance costs.  Officers of the Fund noted that a reduction of these specific expenses would require an increase in internal resources. The Board considered the fact that the Adviser had waived its entire advisory fee during the 2018 fiscal year, and that the Adviser is willing to continue to waive its advisory fee during the 2019 fiscal year and beyond. It was also noted that it would not be reasonable to achieve economies of scale unless assets of the Fund increase.

Other Benefits to the Adviser and Affiliates of the Adviser. It was noted that the Fund is the only client to whom the Adviser provides investment advisory services, and that the contractual relationship between the Adviser and the Fund is not currently profitable to the Adviser. It was also noted that, subject to the Adviser’s duty to seek best execution and subject to compliance with policies and procedures established by the Fund to comply with Rule 17e-1, the Adviser places portfolio transactions with the Distributor, an affiliate of the Adviser, and that the revenues derived from these portfolio transactions provide an economic benefit to the Distributor.

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Conclusions. While the Board, including the Independent Trustees, carefully considered the factors described above, it did not specifically consider information relating to the costs incurred by the Adviser in providing services under the Agreement. Even though the Adviser has agreed to continue the fee waiver currently in effect, the Board considered industry comparisons for purposes of evaluating the advisory fees that would be paid by the Fund in the absence of the Adviser’s commitment to continue the fee waiver arrangement. The Board relied on summaries of industry comparisons for purposes of evaluating the performance of the Fund and the other expenses incurred by the Fund.

While the Board acknowledged that there may be alternatives to retaining the services of the Adviser, it also acknowledged that such alternatives would likely be limited, especially in view of the fact that the Adviser has agreed to waive all or a portion of its advisory fee for a specified period of time in an effort to reduce Fund expenses. While the Board considered the various factors described above, no single factor was determinative.

Nysa Fund

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2019                       $ 15,000

            FY 2018                       $ 13,000

(b)        Audit-Related Fees

                                                Registrant

            FY 2019                       $ 0

            FY 2018                       $ 0

(c)        Tax Fees

            FY 2019                       $ 2,500

            FY 2018                       $ 2,200

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) Based on their evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (Act), the registrant’s president and chief financial officer concluded that the disclosure controls and procedures in effect during the period within 90 days of the filing date of this report will require modification in order to enhance the effectiveness of such disclosure controls and procedures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date  July 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date  July 25, 2019

By /s/Benjamin R. Quilty

*Benjamin R. Quilty

Chief Financial Officer

Date  July 25, 2019

* Print the name and title of each signing officer under his or her signature.